                   CHIEF OPERATING OFFICER, FRIDAY'S DOMESTIC
                               2000 BONUS PROGRAM

Participation in the Company Bonus Plan is intended to motivate and reward you for the attainment and over achievement of strategic short and long term goals. It is additionally intended to align the Brand's performance with the Company's overall financial results. You will be eligible to earn a targeted bonus of $150,000 which is approximately 50% of your base salary minus the car allowance. The bonus program includes both quarterly and annual bonuses based on the components outlined below:

         _ SIXTY-SEVEN PERCENT of your bonus opportunity will be paid based upon the achievement of the Friday's Domestic Brand Cumulative OIBT. This bonus is earned quarterly and paid out annually with the Gold Zone Bonus paid for exceeding the annual budget.

         _ THIRTY-THREE PERCENT of your bonus opportunity will be based upon the Company meeting its annual financial objectives as outlined under the CCI Management Bonus Plan. This bonus is paid annually.


FRIDAY'S DOMESTIC BRAND OIBT COMPONENT (67%):

     A targeted quarterly bonus of $25,000 ($100,000 annually) will be paid based upon the achievement of the cumulative quarterly Friday's Domestic Brand OIBT Budget. One hundred percent of the bonus target will be earned quarterly for achieving the cumulative budget, and paid out annually. The bonus amount will be reduced for OIBT performance below budget with no bonus earned for performance less than 80% of budget. The bonus will be prorated for OIBT performance between the levels listed below.


                                          Q1           Q2          Q3          Q4
                                        -------------------------------------------
     Cumulative OIBT Budget             20,869       43,156      67,659      88,462


                                              FRIDAY'S DOMESTIC BRAND OIBT BONUS TABLE
           ------------------------------------- ----------------------------------- ----------------------------------
               OIBT PERFORMANCE VS. BUDGET          % OF QUARTERLY TARGET BONUS           QUARTERLY BONUS AMOUNT
           ------------------------------------- ----------------------------------- ----------------------------------
                           100%                                100.0%                             $25,000
           ------------------------------------- ----------------------------------- ----------------------------------
                           95%                                 87.5%                              $21,875
           ------------------------------------- ----------------------------------- ----------------------------------
                           90%                                 75.0%                              $18,750
           ------------------------------------- ----------------------------------- ----------------------------------
                           85%                                 62.5%                              $15,625
           ------------------------------------- ----------------------------------- ----------------------------------
                           80%                                 50.0%                              $12,500
           ------------------------------------- ----------------------------------- ----------------------------------


     The Gold Zone Bonus will be paid at the end of the year for exceeding the annual Friday's Domestic OIBT budget. This annual bonus is in addition to the quarterly bonuses described above. The bonus will be prorated for OIBT performance between the levels listed below.
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2000 Bonus Plan
Page 2
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
                    BRAND OIBT BONUS SCHEDULE (OIBT IN 000'S)
           ---------------------------------------------------------------------
                '00 ACTUAL        '00 ACTUAL        % OF             ANNUAL
                  OIBT VS            OIBT          TARGET             GOLD
                 PRIOR YEAR                         BONUS             ZONE
           ---------------------------------------------------------------------
                  122.50%           $93,726         150.0%          $50,000
           ---------------------------------------------------------------------
                  120.78%           $92,410         137.5%          $37,500
           ---------------------------------------------------------------------
                  119.06%           $91,094         125.0%          $25,000
           ---------------------------------------------------------------------
                  117.34%           $89,778         112.5%          $12,500
           ---------------------------------------------------------------------
                  115.62%           $88,462         100.0%             $0
           ---------------------------------------------------------------------

CCI MANAGEMENT BONUS PLAN COMPONENT (33%):

     A targeted annual bonus of $50,000 will be paid based upon the achievement of the Carlson Company Management Bonus. Of this 33% target, 50% of the bonus will based on OIBT improvement, 20% will be based on ICC attainment, and 30% will be based on strategic imperatives as follows:

                    -    10% comp sales improvement versus Knaptrack
                         -    0% = 2.1% or greater below Knaptrack results
                         -    33% = 1.1% to 2% below Knaptrack results
                         -    66% = .1% to 1% below Knaptrack results
                         -    100% = at or greater than Knaptrack results
                    -    10% management retention
                         -    50% for improvement over prior year of 23.8%
                         -    50% for exceeding Y2K People Report average
                    -    10% hourly retention
                         -    50% for improvement over prior year of 130.7%
                         -    50% for exceeding Y2K People Report average

     A separate letter from CCI will be sent explaining the specific details of this bonus component.

BONUS ADMINISTRATION

     This Plan will be in effect for the fiscal year 2000. There will be a cap of 150% of your target bonus on all bonus money paid to you for the year. To that end, Carlson Restaurants Worldwide, Inc. reserves the right to amend, alter or change the provisions of this Bonus Plan during this or subsequent years. Any disputes arising out of the accounting pay out or interpretations of the plan will be resolved through the sole discretion of the Company's Compensation Committee.

     This letter is not to be construed as a contract of employment for any fixed period. You must be employed by the Company at the end of the accounting period and leave the Company in good standing to be eligible for a bonus.